UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2005

                       ADVANCE DISPLAY TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         COLORADO                       0-15224                 84-0969445
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)       Identification Number)

7334 SO. ALTON WAY, BLDG. 14, SUITE F, ENGLEWOOD, COLORADO           80112
        (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (303)267-0111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Advance Display Technologies, Inc. (the "Company") has entered into a Settlement Agreement and Release dated January 11, 2005 (the "Agreement") with Lawrence F. DeGeorge, one of the Company's directors and principal shareholders ("DeGeorge"), which (a) releases him from any obligation to make further payments to the Company on account of his prior purchase of 30,000,000 shares of the Company's Series D Convertible Preferred Stock (the "Series D Shares") pursuant to a Stock Purchase Agreement dated November 25, 2003 (the "SPA"); (b) releases the Company from any obligation to return to DeGeorge any portion of the $175,000 paid by DeGeorge to date for the Series D Shares; (c) provides for DeGeorge to retain ownership of 10,491,018 Series D Shares and return the remaining 19,508,982 Series D Shares to the Company; and (d) releases any other claims the parties might have against each other or their respective affiliates arising out of the SPA or the Company's subsequent settlements with Stephen P. Jarchow and Paul A. Colichman, the other purchasers of Series D Shares under the SPA and with Regent Entertainment Partnership L.P. ("Regent") whereby the Company's purchase of Regent Theaters, LLC and Regent Releasing, LLC from Regent was rescinded and $75,001 paid to Jarchow, Colichman and Regent. A copy of the Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 3.02 SALE OF UNREGISTERED SECURITIES

      On January 11, 2005, the Company issued two revolving 10% convertible, redeemable promissory notes for $92,500 (the "Notes"), one to DeGeorge, and one to Gene W. Schneider, one of the Company's principal shareholders. The Notes are convertible into shares of the Company's Series D Convertible Preferred Stock at $.0167 per share. The Series D is convertible into the Company's Common Stock at the same price per share. The offer and sale of the Notes and the underlying shares of Series D Preferred Stock into which the Notes are convertible and the Common Stock into which the Series D are convertible, were exempt from registration under the Securities Act of 1933 (the "Act") as a private offering to "accredited investors" under Sections 4(2) and 4(6) of the Act and Rules 505 and 506 of Regulation D thereunder. A copy of the form of 10% Convertible, Redeemable Promissory Note is attached hereto as Exhibit 99.2 and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            Exhibit No.

            99.1 Settlement Agreement with Lawrence F. DeGeorge dated January 11, 2005.

            99.2  Form of Revolving 10% Convertible, Redeemable Promissory Note.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                                       ----------------------------------
                                                (Registrant)

Date  January 18, 2005
                                       By: /s/Matthew W. Shankle
                                           -------------------------------------
                                           Matthew W. Shankle, President